SECURITIES AND EXCHANGE COMMISSION


                              Washington D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934


                                January 19, 2005
                                (Date of Report)
                        (Date of earliest event reported)


                             JOHN WILEY & SONS, INC.
             (Exact name of registrant as specified in its charter)


                                    New York
                    (State or jurisdiction of incorporation)




0-11507                                       13-5593032
--------------------------------------        ----------------------------------
Commission File Number                        IRS Employer Identification Number


111 River Street, Hoboken NJ                  07030
--------------------------------------        ----------------------------------
Address of principal executive offices        Zip Code


(201) 748-6000
--------------------------------------------------
Registrant's telephone number, including area code:


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications  pursuant to Rule 425 under the Securities Act(17 CFR
    230.425)
[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange  Act(17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act(17 CFR 240.13e-4(c))



                This is the first page of a three-page document.

Item 5.02:     Departure of Directors or Principal Officers
               --------------------------------------------

               On January 19, 2005, the Company announced that Larry Franklin, a non-executive director, has chosen to retire from the Board effective with the Annual Meeting of Shareholders on September 15, 2005. Mr. Franklin has served on the Company's board since 1994, and has been Chairman of the Audit Committee since September 2002.

               The Company is actively engaged in a search for Mr. Franklin's replacement.

                                    Signature



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                             John Wiley & Sons, Inc.




                             /S/ William J. Pesce
                             ---------------------------------
                             William J. Pesce
                             President and Chief Executive Officer